Related Party Transactions	12 Months Ended
Jan. 29, 2011
Related Party Transactions

11. Related Party Transactions

Stony Leather, Inc. (“Stony”) and KJK Trading Corporation (“KJK”) are two of the Company’s vendors that supply apparel, jewelry, accessories and gifts. Stony is owned and operated by certain shareholders of the Company while KJK is owned by the brother-in-law of one of the Company’s founders. During the fiscal years 2010, 2009 and 2008, purchases from KJK totaled $6.6 million, $2.8 million and $1 million, respectively, while purchases from Stony totaled $5.0 million, $3.1 million and $2.1 million, respectively. Purchases from Stony and KJK accounted for 10%, 12% and 12%, respectively, and 13%, 11% and 6%, respectively, in each case, for the fiscal years ended 2010, 2009 and 2008, respectively. Accounts payable due to related parties for inventory purchases was not material at January 29, 2011 and January 30, 2010.

The Company entered into a management agreement with the holder of the Preferred Stock where such holder would provide consulting services in exchange for quarterly fees of $62,500. Upon the conversion of the Preferred Stock, the management agreement was terminated. For each of the fiscal years ended January 29, 2011, January 30, 2010 and January 31, 2009, the Company incurred management fees totaling zero, $0.3 million and $0.3 million which are included in selling, general and administrative expenses in the consolidated statements of operations.